EXHIBIT 99.7

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

On August 2, 2013, Spectra Energy Partners, LP (the “Partnership”) acquired a 40% ownership interest in the U.S. portion of the Express-Platte Pipeline System (Express Holdings (USA) Inc. or “Express US”) and a 100% ownership interest in the Canadian portion of the Express-Platte Pipeline system, consisting of 1108437 Alberta Ltd., Express Pipeline Ltd., Express Holdings (Canada) Limited Partnership, and Express Pipeline Limited Partnership (collectively, “Express Canada”) from subsidiaries of Spectra Energy Corp (“SE Corp” or “Spectra Energy”) for approximately $858 million in aggregate consideration. The consideration was comprised of approximately $319 million in newly issued common and general partner units, cash of approximately $410 million, which was funded by cash on hand and short term borrowings, and the assumption of approximately $129 million in long-term debt. Express US and Express Canada were acquired by SE Corp from a third party on March 14, 2013.

On August 6, 2013, the Partnership filed a Current Report on Form 8-K to report, among other things, that it had entered into a contribution agreement (the “Contribution Agreement”) with SE Corp, pursuant to which SE Corp has agreed to contribute to the Partnership substantially all of its interests in its subsidiaries that own U.S. transmission and storage and liquids assets (as defined more fully in Note 1 to the financial statements filed as Exhibit 99.5 to the Current Report of Form 8-K/A to which these financial statements are an exhibit, the “Contributed Entities” and the remaining 60% ownership interest in Express US) and to assign to the Partnership its interests in certain related contracts. The transaction will be funded with 175.5 million of newly issued limited partner and general partner units, $70.4 million in cash paid to a subsidiary of SE Corp in respect of certain intercompany indebtedness being assigned to the Partnership, approximately $2.1 billion in cash paid to the General Partner, subject to adjustment as provided in the Contribution Agreement, and the assumption (indirectly by acquisition of the Contributed Entities) of approximately $2.5 billion of third-party indebtedness of the Contributed Entities. The closing of the contribution of substantially all of the Contributed Entities and the remaining 60% ownership interest in Express US is probable and expected to occur in the fourth quarter of 2013, subject to regulatory approval and the satisfaction of customary closing conditions.

The unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011 and 2010 reflect (i) the consummated acquisition and contribution of a 100% ownership interest in Express Canada and a 40% ownership interest in Express US as if they had occurred on January 1, 2012, (ii) the probable contribution of the remaining 60% ownership interest in Express US as if it had occurred on January 1, 2012, and (iii) the probable contribution of the Contributed Entities, which will be accounted for as a reorganization of entities under common control, as if it had occurred on January 1, 2010. The unaudited pro forma condensed combined consolidated balance sheet at June 30, 2013 has been prepared as if the above transactions had occurred on June 30, 2013.

The unaudited pro forma condensed combined consolidated financial statements have been derived from the audited and unaudited historical financial statements of the Partnership filed in its 2012 Annual Report on Form 10-K and in its Quarterly Report on Form 10-Q for the period ended June 30, 2013, as well as the audited and unaudited historical financial statements of Express US, Express Canada and the Contributed Entities, for which the financial statements are included as exhibits to the Current Report on Form 8-K/A to which these financial statements are an exhibit. The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with all such historical financial statements and related notes. The terms “we,” “our,” “us” and “the Partnership” as used in this report refer collectively to Spectra Energy Partners, LP and its subsidiaries unless the context suggests otherwise. These terms are used for convenience only and are not intended as a precise description of any separate legal entity within the Partnership.

The unaudited pro forma condensed combined consolidated financial information reflects pro forma adjustments that are described in the accompanying notes and are based upon currently available information and certain estimates and assumptions we believe are factually supportable and directly attributable to the transactions described above and, for purposes of the unaudited pro forma condensed combined consolidated statements of operations, are expected to have a continuing impact. In our opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The following unaudited pro forma condensed combined consolidated financial information does not purport to represent what the Partnership’s results of operations would have been if the contribution of Express US and Express Canada had occurred on January 1, 2012 or if the contribution of the Contributed Entities had occurred on January 1, 2010, or what the Partnership’s financial position would have been if the contributions had occurred on June 30, 2013, and are not necessarily indicative of the Partnership’s operations going forward. The actual effects of these transactions will differ from the pro forma adjustments.

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions, except per-unit amounts)

	As of June 30, 2013
	Spectra Energy Partners (a)	Express US (b)	Express Canada (c)	Pro Forma Transaction and Noncontrolling Interests Adjustments		Pro Forma Spectra Energy Partners Subtotal
ASSETS
Current Assets
Cash and cash equivalents	$18	$28	$21	$—		$67
Receivables, net	30	20	10	—		60
Natural gas imbalances receivable	6	—		—		6
Inventory	3	—	—	—		3
Collateral Assets	—	—	—	—		—
Fuel Tracker	1	—	—	—		1
Other	2	14	7	—		23

Total current assets	60	62	38	—		160

Investments and Other Assets
Investment in and loans to unconsolidated affiliates	900	—	—	—		900
Goodwill	462	442	36	—		940
Other	320	—	—	(194	)(g)	126

Total investments and other assets	1,682	442	36	(194)		1,966

Property, Plant and Equipment
Cost	1,488	1,120	230	—		2,838
Less accumulated depreciation and amortization	285	6	—	—		291

Net property, plant and equipment	1,203	1,114	230	—		2,547

Regulatory Assets and Deferred Debits	19	—	—	—		19

Total Assets	$2,964	$1,618	$304	$(194)		$4,692

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions, except per-unit amounts)

	As of June 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)	Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
ASSETS
Current Assets
Cash and cash equivalents	$67	$—	$33	$2,074	(k)	$100
				(2,074	)(k)(j)
Receivables, net	60	114	46	—		220
Natural gas imbalances receivable	6	102	7	—		115
Inventory	3	31	4	—		38
Collateral Assets	—	22	—	—		22
Fuel Tracker	1	47	—	—		48
Other	23	20	(7)	—		36

Total current assets	160	336	83	—		579

Investments and Other Assets
Investments in and loans to unconsolidated affiliates	900	1,702	(1,132)	70	(h)(j)	1,540
Goodwill	940	2,055	200			3,195
Other	126	2	—	(126	)(j)	2

Total investments and other assets	1,966	3,759	(932)	(56)		4,737

Property, Plant and Equipment
Cost	2,838	9,544	1,792	—		14,174
Less accumulated depreciation and amortization	291	2,397	445	—		3,133

Net property, plant and equipment	2,547	7,147	1,347	—		11,041

Regulatory Assets and Deferred Debits	19	140	70	—		229

Total Assets	$4,692	$11,382	$568	$(56)		$16,586

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions, except per-unit amounts)

	As of June 30, 2013
	Spectra Energy Partners (a)	Express US (b)	Express Canada (c)	Pro Forma Transaction and Noncontrolling Interests Adjustments		Pro Forma Spectra Energy Partners Subtotal
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$12	$29	$23	$—		$64
Notes payable - affiliates	16	—	—	—		16
Taxes accrued	7	10	—	—		17
Interest accrued	—	2	2	(2	)(g)	2
Gas imbalances payable	10	—	—	—		10
Current maturities of long-term debt	—	20	9	—		29
Commercial paper	324	—	—	216	(g)	540
Collateral liabilities	—	—	—	—		—
Fuel tracker	—	—	—	—		—
Other	3	11	1	—		15

Total current liabilities	372	72	35	214		693

Notes Payable - Affiliates	—	—	109	(109	)(g)	—

Long-term Debt	700	145	54	—		899

Deferred Credits and Other Liabilities
Deferred income taxes	10	295	33	(295	)(g)	43
Regulatory and other	5	—	—	—		5

Total deferred credits and other liabilities	15	295	33	(295)		48

Commitments and Contingencies
Historical Members’ Equity	—	1,106	73	(1,179	)(g)	—

Partners’ Capital
Limited partner units	1,826	—	—	312	(g)	2,153
				839	(g)
				(824	)(f)
General partner units	47	—	—	7	(g)	54
				17	(g)
				(17	)(f)
Accumulated other comprehensive income	4	—	—	—		4
Noncontrolling interests	—	—	—	841	(f)	841

Total Partners’ Capital	1,877	—	—	1,175		3,052

Total Liabilities and Equity	$2,964	$1,618	$304	$(194)		$4,692

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(Unaudited)

(In millions, except per-unit amounts)

	As of June 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)		Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$64	$122	$3		$—		$189
Notes payable - affiliates	16	17	(33)		—		—
Taxes accrued	17	30	7		—		54
Interest accrued	2	35	3		(4	)(j)	36
Gas imbalances payable	10	78	21		—		109
Current maturities of long-term debt	29	—	420		—		449
Commercial paper	540	—	—		—		540
Collateral liabilities	—	19	—		—		19
Fuel tracker	—	26	1		—		27
Other	15	33	28		—		76

Total current liabilities	693	360	450		(4)		1,499

Notes Payable - Affiliates	—	4,260	—		(4,260	)(i)(j)	—

Long-term Debt	899	1,995	—		2,074	(k)(j)	4,968

Deferred Credits and Other Liabilities
Deferred income taxes	43	93	3		(88	)(j)	51
Regulatory and other	5	102	—		—		107

Total deferred credits and other liabilities	48	195	3		(88)		158

Commitments and Contingencies
Historical Members’ Equity	—	4,572	115		(4,687	)(j)	—

Partners’ Capital
Limited partner units	2,153	—	(109)		7,171	(j)	9,636
			824	(f)	(403	)(j)
General partner units	54	—	(2)		149	(j)	210
			17	(f)	(8	)(j)
Accumulated other comprehensive income	4	—	—		—		4
Noncontrolling interests	841	—	(841	)(f)	—		111
			111

Total Partners’ Capital	3,052	—	—		6,909		9,961

Total Liabilities and Equity	$4,692	$11,382	$568		$(56)		$16,586

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Six Months Ended June 30, 2013
	Spectra Energy Partners (a)	Express US (b)	Express Canada (c)	Pro Forma Transaction and Noncontrolling Interest Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$107	$—	$—	$—		$107
Transportation of crude oil	—	110	23	—		133
Storage of natural gas and other services	10	—	—	—		10
Other	1	7	4	—		12

Total operating revenues	118	117	27	—		262

Operating Expenses
Operating, maintenance and other	34	39	14	2	(n)	89
Depreciation and amortization	19	12	3	(2	)(l)	32
Property and other taxes	6	7	1	—		14

Total operating expenses	59	58	18	—		135

Operating Income	59	59	9	—		127

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	61	—	—	—		61
Other income and expenses, net	—	(15)	(7)	—		(22)

Total other income and expenses	61	(15)	(7)	—		39

Interest Income	1	—	—	—		1
Interest Expense	15	—	—	1	(m)	16
Interest Expense - Affiliates	—	—	—	—		—

Earnings Before Income Taxes	106	44	2	(1)		151
Income Tax Expense	1	16	—	(16	)(q)	1

Net Income	105	28	2	15		150
Net Income - Noncontrolling interests	—	—	—	16	(f)	16

Net Income - Controlling interests	$105	$28	$2	$(1)		$134

Weighted-average limited partner units outstanding basic and diluted	106	n/a	n/a	7		113
Net income per limited partner unit basic and diluted	$0.81	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Six Months Ended June 30, 2013
	Pro Forma Spectra Energy Partners Subtotal	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)	Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$107	$534	$83	$—		$724
Transportation of crude oil	133	—	—	—		133
Storage of natural gas and other services	10	85	46	—		141
Other	12	3	(3)	—		12

Total operating revenue	262	622	126	—		1,010

Operating Expenses
Operating, maintenance and other	89	187	14	24	(n)	314
Depreciation and amortization	32	80	19	—		131
Property and other taxes	14	44	9	—		67

Total operating expenses	135	311	42	24		512

Operating Income	127	311	84	(24)		498

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	61	43	(58)	—		46
Other income and expenses, net	(22)	27	—	—		5

Total other income and expenses	39	70	(58)	—		51

Interest Income	1	—	—	—		1
Interest Expense	16	21	19	50	(p)	106
Interest Expense - Affiliates	—	132	—	(132	)(o)	—

Earnings Before Income Taxes	151	228	7	58		444
Income Tax Expense	1	—	—	—		1

Net Income	150	228	7	58		443
Net Income - Noncontrolling interests	16	—	(8)	—		8

Net Income - Controlling interests	$134	$228	$15	$58		$435

Weighted-average limited partner units outstanding basic and diluted	113	n/a	n/a	172		285
Net income per limited partner unit basic and diluted	n/a	n/a	n/a	n/a		$1.33

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2012
	Spectra Energy Partners (a)	Express US (b)	Express Canada (c)	Pro Forma Transaction and Noncontrolling Interest Adjustments		Pro Forma Spectra Energy Partners Subtotal
Operating Revenues
Transportation of natural gas	$218	$—	$—	$—		$218
Transportation of crude oil	—	198	50	—		248
Storage of natural gas and other services	18	—	—	—		18
Other	1	14	6	—		21

Total operating revenues	237	212	56	—		505

Operating Expenses
Operating, maintenance and other	69	88	25	3	(n)	185
Depreciation and amortization	37	25	9	(7	)(l)	64
Property and other taxes	13	12	2	—		27

Total operating expenses	119	125	36	(4)		276

Gains on Sales of Other Assets and Other, net	—	—	—	—		—
Operating Income	118	87	20	4		229

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	108	—	—	—		108
Other income and expenses, net	—	(5)	(3)	—		(8)

Total other income and expenses	108	(5)	(3)	—		100

Interest Income	—	—	—	—		—
Interest Expense	31	—	—	1	(m)	32
Interest Expense - Affiliates	—	—	—	—		—

Earnings Before Income Taxes	195	82	17	3		297
Income Tax Expense	1	31	—	(31	)(q)	1

Net Income	194	51	17	34		296
Net Income - Noncontrolling interests	—	—	—	31	(f)	31

Net Income - Controlling interests	$194	$51	$17	$3		$265

Weighted-average limited partner units outstanding basic and diluted	97	n/a	n/a	7		104
Net income per limited partner unit basic and diluted	$1.69	n/a	n/a	n/a		n/a

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2012
	Pro Forma Spectra Energy Partners Subtotal	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)	Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$218	$1,086	$161	$—		$1,465
Transportation of crude oil	248	—	—	—		248
Storage of natural gas and other services	18	164	106	—		288
Other	21	7	(6)	—		22

Total operating revenue	505	1,257	261	—		2,023

Operating Expenses
Operating, maintenance and other	185	430	22	48	(n)	685
Depreciation and amortization	64	157	37	—		258
Property and other taxes	27	79	14	—		120

Total operating expenses	276	666	73	48		1,063

Gains on Sales of Other Assets and Other, net	—	1	—	—		1

Operating Income	229	592	188	(48)		961

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	108	102	(110)	—		100
Other income and expenses, net	(8)	27	—	—		19

Total other income and expenses	100	129	(110)	—		119

Interest Income	—	1	—	—		1
Interest Expense	32	76	40	99	(p)	247
Interest Expense - Affiliates	—	260	—	(260	)(o)	—

Earnings Before Income Taxes	297	386	38	113		834
Income Tax Expense	1	7	1	(7	)(q)	2

Net Income	296	379	37	120		832
Net Income - Noncontrolling interest	31	—	15	(31)		15

Net Income - Controlling interest	$265	$379	$22	$151		$817

Weighted-average limited partner units outstanding basic and diluted	104	n/a	n/a	172		276
Net income per limited partner unit basic and diluted	n/a	n/a	n/a	n/a		$2.64

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per-unit amounts)

	Year Ended December 31, 2011
	Spectra Energy Partners (a)	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)	Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$182	$1,067	$—	$—		$1,249
Storage of natural gas and other services	18	195	115	—		328
Other	5	7	(6)	—		6

Total operating revenue	205	1,269	109	—		1,583

Operating Expenses
Operating, maintenance and other	72	451	7	48	(n)	578
Depreciation and amortization	33	152	11	—		196
Property and other taxes	12	73	6	—		91

Total operating expenses	117	676	24	48		865

Gains on Sales of Other Assets and Other, net	—	6	—	—		6

Operating Income	88	599	85	(48)		724

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	107	98	(84)	—		121
Other income and expenses, net	2	25	—	—		27

Total other income and expenses	109	123	(84)	—		148

Interest Income	1	—	—	—		1
Interest Expense	23	81	—	100	(p)	204
Interest Expense - Affiliates	2	261	—	(261	)(o)	2

Earnings Before Income Taxes	173	380	1	113		667
Income Tax Expense	1	7	—	(6	)(q)	2

Net Income	$172	$373	$1	$119		$665

Weighted-average limited partner units outstanding basic and diluted	93	n/a	n/a	172		265
Net income per limited partner unit basic and diluted	$1.63	n/a	n/a	n/a		$2.28

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(In millions, except per unit amounts)

	Year Ended December 31, 2010
	Spectra Energy Partners (a)	Contributed Entities (d)	Pro Forma Consolidation Adjustments (e)	Pro Forma Transaction Adjustments		Pro Forma Spectra Energy Partners
Operating Revenues
Transportation of natural gas	$169	$1,019	$—	$—		$1,188
Storage of natural gas and other services	18	186	105	—		309
Other operating revenues	11	6	1	—		18

Total operating revenue	198	1,211	106	—		1,515

Operating Expenses
Operating, maintenance and other	73	445	7	48	(n)	573
Depreciation and amortization	29	141	15	—		185
Property and other taxes	8	75	4	—		87

Total operating expenses	110	661	26	48		845

Gains on Sales of Other Assets and Other, net	—	10	—	—		10

Operating Income	88	560	80	(48)		680

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	75	121	(78)	—		118
Other income and expenses, net	1	19	1	—		21

Total other income and expenses	76	140	(77)	—		139

Interest Income	—	—	—	—		—
Interest Expense	12	94	—	100	(p)	206
Interest Expense - Affiliates	4	258	—	(258	)(o)	4

Earnings Before Income Taxes	148	348	3	110		609
Income Tax Expense	—	6	—	(6	)(q)	—

Net Income	$148	$342	$3	$116		$609

Weighted-average limited partner units outstanding basic and diluted	81	n/a	n/a	172		253
Net income per limited partner unit basic and diluted	$1.70	n/a	n/a	n/a		$2.27

See Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Basis of Presentation

The unaudited pro forma condensed combined consolidated balance sheet at June 30, 2013 has been prepared as if the acquisition of Express US and Express Canada and the contribution of the Contributed Entities had occurred on June 30, 2013. The unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013 and for the years ended December 31, 2012, 2011, and 2010 have been prepared as if the acquisition of Express US and Express Canada had occurred on January 1, 2012 and as if the contribution of the Contributed Entities had occurred on January 1, 2010.

The unaudited pro forma condensed combined consolidated financial statements reflect the following transactions:

•	The consummated acquisition and contribution of a 100% ownership interest in Express Canada and a 40% ownership interest in Express US as if they had occurred on January 1, 2012;

•	The probable contribution of the remaining 60% ownership interest in Express US as if it had occurred on January 1, 2012; and

•	The probable contribution of the Contributed Entities, which will be accounted for as a reorganization of entities under common control, as if it had occurred on January 1, 2010, including:

i.	Elimination of intercompany transactions between the Partnership and the Contributed Entities;

ii.	Elimination of the equity method investment for Market Hub Partners (“Market Hub”) on both the Partnership’s and the Contributed Entities’ historical balance sheets to reflect the subsequent consolidation of Market Hub, which will be a 100% owned consolidated subsidiary of the Partnership following the contribution of the Contributed Entities; and

iii.	Elimination of the equity method investment for Maritimes and Northeast Pipeline, L.L.C. (“M&N US”) on both the Partnership’s and the Contributed Entities’ historical balance sheets to reflect the subsequent consolidation of M&N US, which will be a 77.5% owned consolidated subsidiary of the Partnership following the contribution of the Contributed Entities for the six months ended June 30, 2013 and the year ended December 31, 2012; and

•	Recording of the estimated general and administrative expenses to be allocated to the Partnership from Spectra Energy based on the amended and restated Omnibus Agreement with Spectra Energy.

(2)	Unaudited Pro Forma Adjustments and Assumptions

a)	Amounts were derived from the historical audited or unaudited financial statements of the Partnership.

b)	Amounts were derived from the historical audited or unaudited financial statements of Express US that are included as exhibits to the Current Report on Form 8-K/A to which these financial statements are an exhibit.

c)	Amounts were derived from the historical audited or unaudited financial statements of Express Canada that are included as exhibits to the Current Report on Form 8-K/A to which these financial statements are an exhibit.

d)	Amounts were derived from the historical audited or unaudited financial statements of the Contributed Entities that are probable of being contributed to the Partnership by Spectra Energy, and are included in the exhibits to the Current Report on Form 8-K/A to which these financial statements are an exhibit.

e)	Reflects the assets, liabilities, revenues and expenses of Market Hub and M&N US obtained by the Partnership as a result of the contribution of the Contributed Entities. Historically, the Partnership accounted for Market Hub as an equity method investment, but following the contribution, the Partnership will consolidate 100% of Market Hub. On November 1, 2012, the Partnership acquired a 38.76% ownership interest in M&N US, while the remaining 38.77% was held at Spectra Energy. Following the contribution, the Partnership will consolidate M&N US, and account for the remaining 22.5% as noncontrolling interest.

f)	Reflects noncontrolling interest for the probable contribution of the remaining 60% ownership interest in Express US and the subsequent elimination of noncontrolling interest as Express US will be a 100% owned consolidated subsidiary following the contribution of the Contributed Entities.

g)	Reflects the consideration paid to Spectra Energy to acquire Express Canada and a 40% ownership interest in Express US. The aggregate consideration was as follows (in millions):

Cash consideration	$194
Commercial paper issued	216
Debt assumed (1)	129
Limited partner and general partner units issued (2)	319

Total Consideration	858

Settlement of affiliate debt, including accrued interest of $2 million, with equity	(111)
Settlement of deferred income taxes	(295)
Debt assumed(1)	(129)
Historical Equity	(1,179)

Net Assets Acquired	(1,714)

Excess of net assets acquired over total consideration paid, net	$(856)

Deemed contribution:
Limited partner	$(839)
General partner	(17)

$(856)

(1)	The Partnership assumed 100% of the debt of Express Canada ($9 million - current, and $54 million - long term) and 40% of the debt of Express US ($66 million).
(2)	The Partnership issued 7.1 million limited partner units and 0.1 million general partner units with values of $312 million and $7 million, respectively.

h)	Reflects the adjustment to record the $70 million note receivable with Steckman Ridge, LP assigned to the Partnership following the contribution of the Contributed Entities.

i)	Reflects the adjustment to extinguish intercompany debt between the Contributed Entities and Spectra Energy.

j)	Reflects the estimated consideration to be paid to Spectra Energy to acquire the Contributed Entities and the remaining 60% ownership interest in Express US. The aggregate consideration is anticipated to be as follows (in millions):

Cash consideration (1)	$2,200
Debt assumed (2)	2,519
Estimated limited partner and general partner units issued (3)	7,320

Total Estimated Consideration	12,039

Settlement of affiliate debt, including accrued interest of $4 million, with equity	(4,264)
Debt assumed (1)	(2,519)
Steckman Ridge, LP receivable assumed	(70)
Settlement of deferred income taxes with equity	(88)
Historical Equity	(4,687)

Net Assets Acquired	(11,628)

Net estimated adjustments to Partners’ Capital	$411

Adjustments for distribution of assets under common control:
Limited partner	$403
General partner	8

$411

(1)

Cash consideration consists of the following: a) Estimated proceeds from an anticipated debt issuance in the amount of $2.1 billion, net of issuance costs; and b) Use of restricted cash, classified as Other Investments on the Balance Sheet, held by the Partnership in the amount of $126 million.

(2)

The debt assumed consists of the following: Express US ($99 million (60% of $165 million), M&N US ($420 million - classified as Current Maturities), and Contributed Entities ($2,000 million less $5 million in issuance costs).

(3)

The Partnership will issue an aggregate of 172 million limited partner units and 3.5 million general partner units for an estimated value of $7.171 billion and $149 million, respectively, calculated based on the number of units to be issued to Spectra Energy and to the Partnership’s general partner and the closing price of the Partnership’s common units on August 27, 2013.

k)	Reflects the following transactions:

i.	Proceeds of $2.1 billion from an anticipated debt issuance, net of discounts and issuance costs. These costs will be amortized to interest expense over the respective terms of the debt.

ii.	Payment of $2.1 billion in cash used as partial consideration to Spectra Energy to fund the contribution.

iii.	Payment of estimated fees to establish a new $2.0 billion senior unsecured revolving credit facility. These costs will be amortized to interest expense over the five-year term of the facility.

l)	Reflects the adjustment to depreciation expense associated with the Express US and Express Canada assets during the periods prior to their acquisition by Spectra Energy in which these assets were not under common control.

m)	Reflects the adjustment in interest expense for the increase in commercial paper used to acquire the 40% ownership interest in Express US, with an assumed interest rate of 0.6%.

n)	Reflects the adjustment to record the annual service charge allocated to the Partnership from Spectra Energy based on the amended and restated Omnibus Agreement with Spectra Energy of $26 million ($2 million related to Express US and Express Canada and $24 million related to the Contributed Entities) for the six months ended June 30, 2013, $51 million ($3 million related to Express US and Express Canada and $48 million related to the Contributed Entities) for the year ended December 31, 2012, and $48 million for the years ended December 31, 2011 and December 31, 2010.

o)	Reflects the elimination of historical interest expense from affiliates that was settled as part of the contribution of the Contributed Entities.

p)	Reflects the estimated adjustment to interest expense on an anticipated $2.1 billion debt issuance using an assumed weighted-average interest rate of 4.5%.

q)	Reflects the elimination of federal income tax expense for Express US and the Contributed Entities as the Partnership is not a taxable entity for federal income tax purposes.

(3)	Pro forma Net Income per Unit

Basic pro forma net income per unit is determined by dividing the pro forma net income that would have been allocated, in accordance with the Partnership’s partnership agreement, to the limited partner unit holders, by the number of limited partner units expected to be outstanding at the completion of this transaction. For purposes of this calculation, the Partnership assumed that pro forma distributions would have been paid on all outstanding units based on the historically declared per unit amount for each period presented. All limited partner units issued as partial consideration for the contribution of the Contributed Entities were assumed to have been outstanding since January 1, 2010. All limited partner units issued for the consummated acquisition and contribution of 100% of Express Canada and 40% of Express US are treated as if they had been issued on January 1, 2012. For purposes of this calculation, the Partnership assumed that basic and diluted pro forma net income per unit are equivalent as there are not expected to be any dilutive units at the date of closing of the contribution of Express Canada and Express US or the Contributed Entities.

	Six Months Ended June 30, 2013
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$105	$435
Less:
General partner’s interest in net income - 2%	2	9
General partner’s interest in net income attributable to incentive distribution rights	17	46

Limited partner’s interest in net income	86	380
Weighted-average limited partner units outstanding - basic and diluted	106	285
Net income per limited partner unit basic and diluted	$0.81	$1.33

	Year Ended December 31, 2012
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$194	$817
Less:
General partner’s interest in net income - 2%	4	16
General partner’s interest in net income attributable to incentive distribution rights	25	71

Limited partner’s interest in net income	165	730
Weighted-average limited partner units outstanding - basic and diluted	97	276
Net income per limited partner unit basic and diluted	$1.69	$2.64

	Year Ended December 31, 2011
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$172	$665
Less:
General partner’s interest in net income - 2%	3	13
General partner’s interest in net income attributable to incentive distribution rights	17	48

Limited partner’s interest in net income	152	604
Weighted-average limited partner units outstanding - basic and diluted	93	265
Net income per limited partner unit basic and diluted	$1.63	$2.28

	Year Ended December 31, 2010
	Historical	Pro Forma
	(in millions, except per-unit amounts)
Net Income - Controlling Interests	$148	$609
Less:
General partner’s interest in net income - 2%	3	12
General partner’s interest in net income attributable to incentive distribution rights	8	24

Limited partner’s interest in net income	137	573
Weighted-average limited partner units outstanding - basic and diluted	81	253
Net income per limited partner unit basic and diluted	$1.70	$2.27